SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2013

Walker & Dunlop, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-35000	80-0629925
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7501 Wisconsin Avenue Suite 1200E Bethesda, MD		20814
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (301) 215-5500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On November 7, 2013, Walker & Dunlop, Inc. (the “Company”) issued a press release reporting its financial results for the quarter and nine months ended September 30, 2013. A copy of this press release is furnished herewith as Exhibit 99.1 and is hereby incorporated by reference into this Item 2.02.

The information contained in this current report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

The exhibit contained in this current report on Form 8-K shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Exhibit Number	Description

99.1	Press Release dated November 7, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Walker & Dunlop, Inc.

Date: November 7, 2013	By:	/s/ Stephen Theobald

Executive Vice President, Chief Financial Officer
and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated November 7, 2013